UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 21, 2018

Federal Home Loan Bank of Pittsburgh
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	412-288-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 2.02 Results of Operations and Financial Condition.

On February 21, 2018, the Federal Home Loan Bank of Pittsburgh (the "Bank") issued: 1) a press release to report the Bank’s financial results for the quarter and year ended December 31, 2017 and announce the Board’s declaration of dividends and 2) a member letter regarding the financial results and dividends. Attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K are copies of the related press release and member letter.

Item 7.01 Regulation FD Disclosure.

The information set forth under Item 2.02 is also furnished pursuant to this Item 7.01. The information being furnished pursuant to Item 2.02 and Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release dated February 21, 2018 issued by the Bank
99.2 Letter to Members dated February 21, 2018 issued by the Bank

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 21, 2018 issued by the Federal Home Loan Bank of Pittsburgh
99.2	Letter to Members dated February 21, 2018 issued by the Federal Home Loan Bank of Pittsburgh

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

February 21, 2018	By:	/s/ Edward V. Weller

Name: Edward V. Weller
Title: Chief Accounting Officer

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